                                                                 ARTHUR ANDERSEN

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-91921 for Hartford Life and Annuity Insurance Company Separate Account Seven on Form N-4.

Hartford, Connecticut                                    /s/ Arthur Andersen LLP
June 20, 2001